                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Performance in Perspective.......................  6
Portfolio Management Review......................  7
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 30

PATF ANR 2/97

                             LETTER TO SHAREHOLDERS



January 31, 1997

Dear Shareholder,
    We are pleased to report that the
Van Kampen American Capital
Pennsylvania Tax Free Income Fund has
continued to generate positive
investment performance. As noted in
earlier reports, VK/AC Holding Inc.,                         [PHOTO]
the parent company of Van Kampen
American Capital, Inc., was acquired
by Morgan Stanley Group Inc., a world
leader in asset management and             DENNIS J. MCDONNELL AND DON G. POWELL
investment banking. The transaction
was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
    The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
    Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt load would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
    Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the U.S. economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates

                                                           Continued on page two
soon began rising amid signs of a tightening labor market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.
    The last half of 1996 was spent recovering about half of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term Treasury yields gradually fell back to 6.64 percent by year end.
    Compared to 1995, when most sectors of the fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. Tax-exempt bonds outperformed most sectors of the taxable market, with the Lehman Brothers Municipal Bond Index returning 4.43 percent for the 12-month period ended December 31, 1996, versus 1.56 percent for long-term AA-rated corporate bonds and a 0.81 percent loss for long-term Treasuries. Within the various industry sectors, hospitals and transportation were the top performers for the year, returning 5.56 percent and 5.05 percent, respectively. The tax-exempt market was aided by the economic recovery in California (California is the largest issuer of tax-exempt securities, accounting for approximately 14 percent of national volume), and the failure of major tax reform to gain widespread political support.

MARKET OUTLOOK
    We expect interest rates during 1997 to repeat last years moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum.
    One of the political issues that worried tax-exempt investors in recent years has been put to rest. Proposals for a flat tax or the removal of the federal tax exemption from municipal-bond interest is postponed for the foreseeable future. We also anticipate that the trend toward increased use of insurance in the municipal market should continue. The possibility that revenue districts plagued by disastrous weather, or cities such as Miami, Florida, which are experiencing financial difficulties, could default, underscores the importance of professional portfolio management and diversification in the tax-exempt market.
    While domestic economic fundamentals may keep fixed-income prices relatively stable, the risks of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. If global economies catch fire in 1997 and impact the U.S. government market, this impact could very well have an effect on tax-exempt rates.

                                                         Continued on page three

    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996
                          VAN KAMPEN AMERICAN CAPITAL
                       PENNSYLVANIA TAX FREE INCOME FUND

                                             A          B          C
                                           SHARES     SHARES     SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)...     3.86%      3.07%      3.08%
One-year total return(2)................    (1.05%)     (.87%)     2.09%
Five-year average annual total
  return(2).............................     6.28%        N/A        N/A
Life-of-Fund average annual total
  return(2).............................     8.35%      4.31%      4.22%
Commencement date.......................  05/01/87   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)....................     4.87%      4.36%      4.36%
Taxable equivalent distribution
  rate(4)...............................     7.83%      7.01%      7.01%
SEC Yield(5)............................     4.48%      3.94%      3.94%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a combined federal and state income tax rate of 37.8%, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

         VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND
 TOP TEN HOLDINGS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                 PERCENTAGE OF FUND'S
                                                 LONG-TERM INVESTMENTS
Berks County, PA .....................................   2.64%
Pennsylvania Economic Development Finance
  Authority Resource Recovery Revenue
  Northampton Generating .............................   1.84%
Lycoming County, PA Authority Hospital Revenue
  Divine Providence Hospital .........................   1.77%
Beaver County, PA Industrial Development
  Authority Pollution Control Revenue OH Edison
  Project ............................................   1.75%
Pennsylvania State Higher Education Facility
  Authority Health Services Revenue Allegheny
  DE Valley ..........................................   1.74%
Harrisburg, PA Parking Authority Revenue
  Guaranteed .........................................   1.74%
Philadelphia, PA Authority Industrial
  Development Lease Revenue ..........................   1.70%
Lehigh County, PA General Purpose Authority
  Revenue Muhlenberg Hospital ........................   1.65%
Pennsylvania Housing Finance Agency ..................   1.63%
Lower Providence Township, PA Sewer Authority
  Sewer Revenue Guaranteed ...........................   1.61%

                                  [PIE CHART]
 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996
AAA........  51.5%
AA.........   6.5%
A..........  11.5%
BBB........  16.6%
BB.........   3.4%
Non-Rated... 10.5%

                              PIE CHART

AS OF JUNE 30, 1996(1)
AAA.........  54.2%
AA..........   8.5%
A...........   8.8%
BBB.........  15.2%
BB..........   3.7%
B...........   0.5%
Non-Rated...   9.1%

                              PIE CHART

Based on credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996
Health Care ...........  24.7%
Industrial Revenue ....  10.4%
Public Building .......   9.0%
Public Education ......   7.8%
Other Care ............   7.5%

AS OF JUNE 30, 1996(1)
Health Care ..........  24.2%
Public Education .....  10.1%
Water and Sewer ......   9.5%
Public Building ......   8.2%
Higher Education .....   7.7%

 DURATION

          AS OF DECEMBER 31, 1996(1)         AS OF JUNE 30, 1996(1)
Duration           7.90 years                      8.23 years

(1) Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

       GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

       Van Kampen American Capital Pennsylvania Tax Free Income Fund vs. Lehman Brothers
       Municipal Bond Index (May 1, 1987 through December 31, 1996)

       INVESTMENT PERFORMANCE CHART


                          MAY       DEC       DEC      DEC       DEC      DEC        DEC        DEC        DEC       DEC      DEC
                         1987      1987      1988     1989      1990     1991       1992       1993       1994      1995     1996
 - VKAC Pennsylvania Tax
   Free Income Fund       9,526    10,029   11,487    12,731   13,664    15,255     16,794     19,019     17,932    20,913   21,720
-- Lehman Brothers
   Municipal Bond Index   9,950  10,433.8   11,493  12,732.7   13,661  15,320.2   16,670.7   18,717.2   17,749.4  20,848.9   21,774

Fund's Total Return
1 Year Avg. Annual     =-1.05%
5 Year Avg. Annual     = 6.28%
Inception Avg. Annual  = 8.35%


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
--------------------------------------------------------------------------------

         VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Pennsylvania Tax Free Income Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

Q   WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE IN 1996?

A   The economy showed signs of surprising strength during the first half of the year, which triggered concerns that rising inflation would eventually lead to rising interest rates. With investors anticipating an upward move in interest rates by the Federal Reserve Board, municipal interest rates rose sharply, beginning in February and lasting through May. When the Fed ultimately decided to take no action, bond prices rallied through the end of the year.

    Although this rally in the second half offset most of the drop in prices experienced during the first six months, both municipal bonds and Treasuries ended the year slightly lower than in 1995, with municipal bond prices declining less than Treasuries. At year end, tax-exempt yields remained attractive relative to taxable securities, with municipal bond yields averaging approximately 90 percent of Treasuries.

Q   WHAT OTHER FACTORS WERE TAKEN INTO CONSIDERATION IN MANAGING THE FUND OVER
THE PAST YEAR?

A   Election-year politics played a major role. In the first quarter, the biggest issue facing the municipal bond market was Steve Forbes' presidential campaign and his platform of a flat federal income tax, which would have eliminated the tax-preferred advantage of municipal bonds. By late spring, the flat tax proposal was losing steam, and tax-exempt prices joined the early stages of a fairly strong rally.

    The results of the presidential election were positive for the municipal market. Major tax reform seems unlikely under the Clinton administration. Additionally, any negative changes in federal legislation for infrastructure programs are expected to be minor.

    Another 1996 trend that had an impact on the Fund was the rising number of issues that came to the market insured. Insured issuance has grown steadily from 1989's level of 25 percent to nearly 50 percent of total volume in 1996. This was due, in part, to an increasing appetite for safety from investors concerned about municipalities with financial difficulties. Also, drastic cuts in insurance costs over the past three years have made yields on insured offerings much more attractive when compared to lower-rated quality securities.

Q   HOW WAS THE FUND STRUCTURED IN RESPONSE TO THESE EVENTS?

A   The Fund seeks to provide Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes.
We continued to accomplish the Fund's objective primarily by maintaining a varied portfolio of municipal securities.

    Almost 52 percent of the Fund's long-term investments are AAA-rated, the highest credit rating assigned to bonds by Standard & Poor's Ratings Group. These bonds typically involve little credit risk, are highly liquid, and typically respond quickly as interest rates change. Approximately 31 percent of Fund assets are non-rated or rated BBB or below. While high-quality holdings may provide a stabilizing component and total return opportunities, lower-rated and non-rated bonds provide income potential and tend to exhibit lower price volatility to interest rate changes. A combination of high-quality holdings and lower-rated holdings may help balance the portfolio's relative volatility. To establish and monitor the Fund's exposure to lower-rated holdings, we rely on our credit research staff to identify relative value and specific securities which meet our internal credit standards.

    Pennsylvania is the fifth largest issuer of municipal securities, with a total volume of $8.7 billion in 1996. This provides a wide variety of securities across many sectors. We focused on health care and industrial revenue securities, as these sectors have provided some of the most attractive yields in the tax-exempt markets. Health care, which is beginning to reap the rewards of managed care and consolidations, was the best performing sector last year.

    We seek to manage the volatility of the Fund by adjusting the duration of the portfolio when necessary. Duration, which is expressed in years, is a measurement of the portfolio's price sensitivity to interest rate fluctuations. The longer the Fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates are declining. At year end, the Fund's duration was 7.90 years, as compared to the Lehman Brothers Pennsylvania Municipal Bond Index duration of 8.49 years.

    We also found value in the intermediate range of the yield curve. Because we did not feel that long-term securities offered enough yield advantage to justify the higher levels of volatility, we concentrated on municipal bonds that matured in 10 to 20 years, with a special emphasis on the 15- to 18-year range. The yield on securities in this maturity range was almost 90 percent of long-term yields, with about two-thirds of the volatility. For additional Fund portfolio highlights, please refer to page five.

Q   HOW DID THE FUND PERFORM IN 1996?

A   For the 12-month period ended December 31, 1996, the Fund generated a total return of 3.86 percent(1) (Class A shares at net asset value), placing it in the top half of the Pennsylvania Municipal Debt category as tracked by Lipper Analytical Services. In comparison, the market in general, as represented by the Lehman Brothers Municipal

Bond Index, returned 4.43 percent for the same period. This index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions, sales charges, or fees that would be paid by an investor purchasing the securities it represents.

    Despite one dividend reduction during the year, the Fund continued to meet its goal of providing a competitive level of tax-exempt current income. Its distribution rate was 4.87 percent(3) as of December 31, 1996, based on a monthly dividend of $.0745 per Class A share and a maximum public offering price of $18.36. For investors in the 37.8 percent combined federal and state income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 7.83 percent(4). Please refer to the chart on page four for additional Fund performance results.

Q   WHAT IS YOUR OUTLOOK FOR THE FUND AND THE PENNSYLVANIA MUNICIPAL BOND
MARKET IN THE UPCOMING MONTHS?

A   The outlook for the Commonwealth is slightly negative, reflecting
Pennsylvania's slow employment growth and highly cyclical economy. The Commonwealth's economic vulnerability is illustrated by employment growth and home sales, which slightly lag national averages. Although municipal supply should continue to be limited, we will use our extensive credit analysis team to identify issues with attractive yields and minimal credit risk.

    Nationwide, the economy continued its moderate growth in late 1996, and most forecasters expect this trend to continue through the first several months of 1997. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, taking a slightly defensive posture with the Fund as we enter the new year by keeping its duration at a neutral or slightly short level to brace for any increases in interest rates. We may also begin to look for bonds with shorter maturities if economic growth is especially strong and inflation becomes a factor.

    The bond market should find continued support from the results of the November national elections. The combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, thereby keeping the budget deficit under control. While we expect some type of tax reform bill during 1997, it will probably be very subtle. The stock market could also influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, could increase and cause bond prices to rise.

     [SIG]

Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

     [SIG]

Dennis S. Pietrzak

Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         PENNSYLVANIA  96.1%
$3,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)...........................    6.625%   01/01/22  $  3,744,895
   500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser C (MBIA Insd)..........................    8.250    01/01/16       528,485
 1,625   Allegheny Cnty, PA C-34 Conv Cap Apprec (b).....  0/8.625    02/15/04     1,802,401
 1,000   Allegheny Cnty, PA Higher Edl Bldg Auth Univ Rev
         (AMBAC Insd)....................................    6.500    03/01/11     1,126,410
 1,495   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp South
         Hills Hlth Sys A (MBIA Insd)....................    5.500    05/01/10     1,514,390
 2,500   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
         Presbyterian Univ Ser A (MBIA Insd).............    6.000    11/01/12     2,568,950
 2,500   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
         Presbyterian Univ Ser A (MBIA Insd).............    6.250    11/01/23     2,608,075
 2,140   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac
         Allegheny Vly Sch...............................    7.750    02/01/15     2,197,716
 2,100   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
         Mercy Hlth Sys Inc (AMBAC Insd).................    5.625    08/15/26     2,070,054
   965   Allegheny Cnty, PA Indl Dev Auth Med Cent Rev
         Presbyterian Med Cent Rfdg (FHA Gtd)............    6.750    02/01/26     1,011,204
 2,500   Allegheny Cnty, PA Indl Dev Auth Rev
         Environmental Impt Ser A Rfdg...................    6.700    12/01/20     2,607,900
 1,810   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         1983 Ser B......................................        *    10/01/15       254,106
 1,950   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         Single Family Ser Z (GNMA Collateralized).......    6.875    05/01/26     2,036,853
 2,000   Beaver Cnty, PA Hosp Auth Rev Med Cent Beaver,
         PA Inc Ser A (AMBAC Insd).......................    6.250    07/01/22     2,106,860
 4,500   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev OH
         Edison Proj Ser A Rfdg..........................    7.750    09/01/24     4,743,810
 3,195   Bellefonte, PA Area Sch Dist (MBIA Insd)........    5.400    05/15/20     3,122,218
 6,000   Berks Cnty, PA (Inverse Fltg) (FGIC Insd).......    8.631    11/10/20     7,162,500
 2,000   Berks Cnty, PA Muni Auth Rev Highlands at
         Wyomissing Proj B...............................    6.875    10/01/17     2,080,360
 1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks
         Village Inc Proj Rfdg...........................    7.500    05/15/13     1,027,120
 1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks
         Village Inc Proj Rfdg...........................    7.700    05/15/22     1,010,800
 1,000   Boyertown, PA Area Sch Dist (AMBAC Insd)........    5.250    02/01/17       957,480
 2,750   Bradford Cnty, PA Indl Dev Auth Solid Waste Disp
         Rev Intl Paper Co Proj A........................    6.600    03/01/19     2,906,090
 1,000   Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Bethlehem Steel Corp Proj Rfdg..................    7.500    09/01/15     1,060,650

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

         PENNSYLVANIA (CONTINUED)
$1,000   Cambria Cnty, PA Indl Dev Auth Res Recovery Rev
         Cambria Cogen Proj Ser F........................    7.750%   09/01/19  $  1,033,520
2,685    Central Greene, PA Sch Dist Ser AA Rfdg (AMBAC
         Insd)...........................................    5.250    02/15/24     2,567,128
1,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys
         Rev (AMBAC Insd)................................    5.650    05/15/20       978,360
1,880    Chester Cnty, PA Hlth & Edl The Chester Cnty
         Hosp (MBIA Insd)................................    5.625    07/01/08     1,959,261
   90    Chester Cnty, PA Hosp Auth Rev Brandywine
         Hosp............................................    7.000    07/01/10        92,474
  760    Chichester Sch Dist PA Ser 1989 (MBIA Insd).....        *    06/01/01       622,774
  860    Chichester Sch Dist PA Ser 1989 (MBIA Insd).....        *    06/01/02       668,315
  975    Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
         Proj............................................    8.500    07/01/13     1,077,394
1,000    Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
         Proj............................................    8.500    07/01/21     1,105,020
1,130    Clearfield Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg Kmart Corp Ser A Rfdg.................    7.200    07/01/07     1,167,923
2,230    Cumberland Cnty, PA Muni Auth Rev First Mtg
         Carlisle Hosp & Hlth............................    6.800    11/15/23     2,302,051
2,000    Delaware Cnty, PA Auth Hosp Rev Crozer Chester
         Med Cent Ser A, B & C (Prerefunded @ 12/15/00)
         (MBIA Insd).....................................    7.500    12/15/20     2,261,540
2,475    Delaware Cnty, PA Auth Rev Elwyn Inc Proj
         (Prerefunded @ 06/01/01)........................    8.350    06/01/15     2,817,565
1,500    Delaware Cnty, PA Auth Rev First Mtg Riddle
         Village Proj (Prerefunded @ 06/01/02)...........    9.250    06/01/22     1,842,540
3,000    Delaware Cnty, PA Auth Rev First Mtg Riddle
         Village Proj Rfdg...............................    7.000    06/01/26     2,987,520
2,000    Erie Cnty, PA Hosp Auth Rev Saint Vincent Hlth
         Cent Proj Ser A (MBIA Insd).....................    6.375    07/01/22     2,131,920
2,065    Greene Cnty, PA Unlimited Tax (Prerefunded @
         08/01/00).......................................    8.500    08/01/10     2,318,066
3,250    Harrisburg, PA Auth Rev Pooled Bond Pgm Ser I
         (MBIA Insd).....................................    5.625    04/01/19     3,229,297
5,000    Harrisburg, PA Pkg Auth Rev Gtd Ser H Rfdg
         (AMBAC Insd)....................................    5.125    08/01/16     4,710,950
1,045    Harrisburg, PA Wtr & Swr Auth Swr Rev Second Ser
         Rfdg (FGIC Insd)................................        *    10/15/08       562,733
  650    Hazleton, PA Hlth Svcs Auth Saint Joseph Med
         Cent Rfdg.......................................    5.850    07/01/06       653,855
1,000    Lancaster Cnty, PA Solid Waste Mgmt Auth Res
         Recovery Sys Rev Ser A..........................    8.375    12/15/04     1,048,080
2,000    Lancaster Cnty, PA Solid Waste Mgmt Auth Res
         Recovery Sys Rev Ser A..........................    8.500    12/15/10     2,101,760
2,000    Lehigh Cnty, PA Genl Purp Auth Cedar Crest
         College Rfdg....................................    6.700    04/01/26     2,054,600
4,100    Lehigh Cnty, PA Genl Purp Auth Rev Muhlenberg
         Hosp Ser A Rfdg.................................    8.100    07/15/10     4,476,585
1,000    Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA
         Pwr & Lt Co Proj Ser A Rfdg (MBIA Insd).........    6.400    11/01/21     1,067,370


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

         PENNSYLVANIA (CONTINUED)
$4,570   Lower Providence Township PA Swr Auth Swr Rev
         Gtd (MBIA Insd).................................    5.250%   05/01/22  $  4,375,364
2,000    Lycoming Cnty, PA Auth Hosp Lease Rev Divine
         Providence Sisters Ser A........................    6.500    07/01/22     2,130,420
2,500    Lycoming Cnty, PA Auth Hosp Lease Rev Divine
         Providence Sisters Ser A (Prerefunded @
         07/01/00).......................................    7.750    07/01/16     2,795,000
5,000    Lycoming Cnty, PA Auth Hosp Rev Divine
         Providence Hosp Rfdg (Connie Lee Insd)..........    5.250    11/15/15     4,811,450
1,000    McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp
         Proj (Crossover Rfdg @ 10/01/00)................    8.875    10/01/20     1,159,070
  750    McKeesport, PA Indl Dev Auth Rev The Kroger Corp
         Allegheny Cnty Rfdg.............................    8.650    06/01/11       845,085
3,000    Monroeville, PA Hosp Auth Hosp Rev Forbes Hlth
         Sys Rfdg........................................    6.250    10/01/15     3,058,920
  500    Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Suburban Genl Hosp Bonds (AMBAC Insd).......    7.250    05/01/16       515,175
  410    Montgomery Cnty, PA Higher Edl & Hlth Auth
         Nursing Home Rev Delco Sys Svcs Proj A..........    9.875    11/01/18       418,754
2,250    Montgomery Cnty, PA Indl Dev Auth Retirement
         Cmnty Rev Adult Cmntys Total Svcs Ser B.........    5.625    11/15/12     2,169,787
3,000    Montgomery Cnty, PA Indl Dev Auth Retirement
         Cmnty Rev Adult Cmntys Total Svcs Ser B.........    5.750    11/15/17     2,878,440
2,500    Montgomery Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Philadelphia Elec Co Ser A Rfdg.............    7.600    04/01/21     2,688,800
3,000    Montgomery Cnty, PA Indl Dev Auth Rev Res
         Recovery........................................    7.500    01/01/12     3,230,220
4,225    New Kensington Arnold, PA Sch Dist Rfdg (AMBAC
         Insd)...........................................    5.375    05/15/26     4,079,618
1,500    North Penn, PA Wtr Auth Wtr Rev (FGIC Insd).....    6.200    11/01/22     1,572,480
1,000    North Penn, PA Wtr Auth Wtr Rev (Prerefunded @
         11/01/04) (FGIC Insd)...........................    6.875    11/01/19     1,150,510
2,500    Northampton Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Bethlehem Steel Rfdg........................    7.550    06/01/17     2,657,550
1,000    Northeastern PA Hosp & Edl Auth College Rev Gtd
         Luzerne Cnty Cmnty College (AMBAC Insd).........    6.625    08/15/15     1,096,480
2,323    Oil City, PA Towne Tower Proj...................    6.750    05/01/20     2,425,398
3,000    Penn Manor Sch Dist PA (FGIC Insd)..............    5.200    06/01/16     2,888,100
2,000    Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
         MacMillan Ltd Partnership Proj..................    7.600    12/01/20     2,237,840
3,000    Pennsylvania Econ Dev Fin Auth Recycling Rev
         Ponderosa Fibres Proj Ser A.....................    9.250    01/01/22     2,786,910
3,000    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D...............................    7.050    12/01/10     3,207,210
1,500    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D...............................    7.125    12/01/15     1,586,160


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

         PENNSYLVANIA (CONTINUED)
$5,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Northampton Generating Ser A....................    6.600%   01/01/19  $  4,981,050
 4,000   Pennsylvania Hsg Fin Agy (Inverse Fltg).........    9.964    10/03/23     4,430,000
 1,000   Pennsylvania Hsg Fin Agy Rental Hsg Rfdg (FNMA
         Collateralized).................................    6.500    07/01/23     1,034,720
 1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         40..............................................    6.900    04/01/25     1,051,460
 2,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         42..............................................    6.850    04/01/25     2,635,950
 1,365   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         47..............................................    6.750    10/01/09     1,527,749
 1,455   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         47..............................................    6.750    10/01/10     1,622,718
   850   Pennsylvania Infrastructure Invt Auth Rev
         Pennvest Subser B...............................    6.800    09/01/10       924,052
 2,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
         City of Philadelphia Funding Pgm (MBIA Insd)....    5.600    06/15/15     1,973,920
 4,000   Pennsylvania St Ctfs Partn (FSA Insd)...........    6.250    05/01/16     4,206,920
 2,000   Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
         Insd)...........................................    9.540    09/01/26     2,295,000
 2,500   Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Ser B (Inverse Fltg) (MBIA
         Insd)...........................................   10.990    03/01/20     2,915,625
 4,000   Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Ser C (AMBAC Insd)...............    6.400    03/01/22     4,155,200
 2,000   Pennsylvania St Higher Edl Fac Auth Hlth Svcs
         Rev Allegheny Delaware Vly Oblig A (MBIA
         Insd)...........................................    5.000    11/15/06     2,006,060
 4,595   Pennsylvania St Higher Edl Fac Auth Hlth Svcs
         Rev Allegheny Delaware Vly Oblig A (MBIA
         Insd)...........................................    5.600    11/15/10     4,731,150
    60   Pennsylvania St Higher Edl Fac Auth Rev Drexel
         Univ First Ser (MBIA Insd)......................    7.700    05/01/12        60,791
 3,950   Pennsylvania St Higher Edl Fac Auth Rev Drexel
         Univ Rfdg.......................................    6.375    05/01/17     4,125,854
 1,590   Pennsylvania St Indl Dev Auth Rev Econ Dev
         (AMBAC Insd)....................................    6.000    07/01/06     1,724,721
 1,250   Philadelphia, PA Auth for Indl Dev Coml Dev
         Philadelphia Arpt Rev Rfdg......................    7.750    12/01/17     1,345,000
 3,000   Philadelphia, PA Auth for Indl Dev Rev Long Term
         Care Maplewood..................................    8.000    01/01/24     3,108,780
 2,500   Philadelphia, PA Auth Indl Dev Lease Rev Ser A
         (MBIA Insd).....................................    5.400    02/15/17     2,429,650
 4,815   Philadelphia, PA Auth Indl Dev Lease Rev Ser A
         (MBIA Insd).....................................    5.375    02/15/27     4,613,974
 3,000   Philadelphia, PA Gas Wks Rev Fourteenth Ser (FSA
         Insd)...........................................    6.250    07/01/08     3,229,500
 3,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Childrens Hosp Ser A Rfdg (MBIA Insd).......    5.000    02/15/21     2,724,510
   250   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Albert Einstein Med Cent....................    7.000    10/01/21       264,600
 2,800   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Chestnut Hill Hosp..........................    6.500    11/15/22     2,864,540
 1,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Frankford Hosp Ser A........................    6.000    06/01/14       995,130


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

         PENNSYLVANIA (CONTINUED)
$4,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Friends Hosp................................    6.200%   05/01/11  $  4,037,640
4,000    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Temple Univ Hosp Ser A......................    6.625    11/15/23     4,146,040
1,500    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/08       832,875
3,750    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/11     1,730,212
3,775    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/12     1,637,255
4,500    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/13     1,829,970
2,155    Philadelphia, PA Muni Auth Rev Rfdg (Prerefunded
         @ 04/01/00) (FGIC Insd).........................    7.800    04/01/18     2,379,508
1,800    Philadelphia, PA Wtr & Swr Rev Sixteenth Ser
         (Prerefunded @ 08/01/01)........................    7.500    08/01/10     2,056,716
2,000    Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
         Insd)...........................................    5.625    06/15/08     2,092,840
1,425    Pittsburgh, PA Sch Dist Ser B (AMBAC Insd)......        *    08/01/08       775,684
4,070    Pittsburgh, PA Sch Dist Ser B (AMBAC Insd)......        *    08/01/09     2,076,555
1,475    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser D...    6.250    10/01/17     1,504,072
1,470    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser
         C1..............................................    6.800    10/01/25     1,517,496
  910    Pittsburgh, PA Urban Redev Auth Single Family
         Mtg Rev Ser A (GNMA Collateralized).............    8.000    12/01/20       958,512
2,000    Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev
         Ser A Rfdg (FGIC Insd)..........................        *    09/01/06     1,232,640
1,000    Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev
         Ser A Rfdg (FGIC Insd)..........................        *    09/01/07       584,390
1,500    Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev
         Ser A Rfdg (FGIC Insd)..........................        *    09/01/08       824,115
  250    Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
         Cmnty Med Cent Proj (BIGI Insd).................    7.875    07/01/10       267,485
2,650    Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon
         Regl Hlth Sys Proj A Rfdg.......................    6.875    12/01/09     2,793,391
  355    Somerset Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg Kmart Corp Ser A Rfdg.................    7.200    04/01/07       366,552
3,000    South Fork Muni Auth PA Hosp Good Samaritan Med
         Cent Ser B Rfdg (MBIA Insd).....................    5.250    07/01/26     2,876,400
1,250    State Pub Sch Bldg Auth PA College Rev Reading
         Area College Cap Proj A (MBIA Insd).............    5.100    02/15/14     1,202,287
2,180    State Pub Sch Bldg Auth PA Sch Rev Burgettstown
         Sch Dist Ser D (MBIA Insd)......................    6.500    02/01/14     2,382,260


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

         PENNSYLVANIA (CONTINUED)
$1,500   Washington Cnty, PA Auth Lease Rev Muni Fac Pool
         Cap Ser C Subser C-1D (Prerefunded @ 06/15/00)
         (AMBAC Insd)....................................    7.450%   12/15/18  $  1,687,215
2,935    West Shore, PA Area Auth Hlth Cent Rev United
         Methodist Homes Aging Inc (Prerefunded @
         06/01/01).......................................    7.400    06/01/16     3,325,003
  350    Westmoreland Cnty, PA Indl Dev Auth Rev Citizens
         Genl Hosp Proj A Rfdg...........................    8.250    07/01/13       360,892
                                                                                ------------
                                                                                 268,309,298
                                                                                ------------
         GUAM  1.0%
2,750    Guam Govt Ser A.................................    5.750    09/01/04     2,767,518
                                                                                ------------
         PUERTO RICO  0.1%
  205    Puerto Rico Comwlth Pub Impt Rfdg...............    7.125    07/01/02       211,734
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  97.2%
  (Cost $253,325,630) (a).....................................................   271,288,550
SHORT-TERM INVESTMENTS AT AMORTIZED COST  1.8%................................     5,100,000
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%...................................     2,827,494
                                                                                ------------
NET ASSETS  100.0%............................................................  $279,216,044
                                                                                ============

*Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes, cost is $253,325,630, the aggregate gross unrealized appreciation is $18,281,606 and the aggregate gross unrealized depreciation is $318,686, resulting in net unrealized appreciation of $17,962,920.

(b) Currently is a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $253,325,630)
  (Note 1)..................................................  $271,288,550
Short-Term Investments (Note 1).............................     5,100,000
Receivables:
  Interest..................................................     3,997,093
  Fund Shares Sold..........................................        61,916
Other.......................................................         4,337
                                                              ------------
      Total Assets..........................................   280,451,896
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       482,074
  Distributor and Affiliates (Notes 2 and 6)................       207,430
  Fund Shares Repurchased...................................       151,685
  Investment Advisory Fee (Note 2)..........................       141,756
  Custodian Bank............................................        31,703
Accrued Expenses............................................       129,718
Deferred Compensation and Retirement Plans (Note 2).........        91,486
                                                              ------------
      Total Liabilities.....................................     1,235,852
                                                              ------------
NET ASSETS..................................................  $279,216,044
                                                              ============
NET ASSETS CONSIST OF:
Paid in Surplus (Note 3)....................................  $264,973,340
Net Unrealized Appreciation on Securities...................    17,962,920
Accumulated Undistributed Net Investment Income.............       317,894
Accumulated Net Realized Loss on Securities.................    (4,038,110)
                                                              ------------
NET ASSETS..................................................  $279,216,044
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $227,444,837 and 13,004,205 shares of
    beneficial interest issued and outstanding).............  $      17.49
    Maximum sales charge (4.75%* of offering price).........           .87
                                                              ------------
    Maximum offering price to public........................  $      18.36
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $48,408,634 and 2,768,667 shares of
    beneficial interest issued and outstanding).............  $      17.48
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,362,573 and 192,348 shares of
    beneficial interest issued and outstanding).............  $      17.48
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $17,777,434
                                                              -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................    1,665,021
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $561,373, $477,471 and $33,962,
  respectively) (Note 6)....................................    1,072,806
Shareholder Services (Note 2)...............................      336,116
Custody.....................................................      108,110
Legal (Note 2)..............................................       35,980
Trustees Fees and Expenses (Note 2).........................       34,948
Other.......................................................      169,749
                                                              -----------
    Total Expenses..........................................    3,422,730
    Less Expenses Reimbursed (Note 2).......................       10,028
                                                              -----------
    Net Expenses............................................    3,412,702
                                                              -----------
NET INVESTMENT INCOME.......................................  $14,364,732
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................  $ 2,074,777
  Options...................................................     (102,594)
  Futures...................................................     (365,681)
                                                              -----------
Net Realized Gain on Securities.............................    1,606,502
                                                              -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................   23,582,229
  End of the Period:
    Investments.............................................   17,962,920
                                                              -----------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (5,619,309)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(4,012,807)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $10,351,925
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                         Year Ended          Year Ended
                                                      December 31, 1996   December 31, 1995
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................      $ 14,364,732        $ 14,192,265
Net Realized Gain/Loss on Securities.................         1,606,502          (5,635,081)
Net Unrealized Appreciation/Depreciation on
  Securities During the
  Period.............................................        (5,619,309)         31,028,321
                                                           ------------        ------------
Change in Net Assets from Operations.................        10,351,925          39,585,505
                                                           ------------        ------------
Distributions from Net Investment Income.............       (14,101,435)        (14,259,564)
Distributions in Excess of Net Investment Income
  (Note 1)...........................................               -0-              (7,423)
                                                           ------------        ------------
Distributions from and in Excess of Net Investment
  Income*............................................       (14,101,435)        (14,266,987)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................        (3,749,510)         25,318,518
                                                           ------------        ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold............................        35,010,881          27,514,827
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................         8,324,756           8,632,984
Cost of Shares Repurchased...........................       (37,239,983)        (27,500,706)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...         6,095,654           8,647,105
                                                           ------------        ------------
TOTAL INCREASE IN NET ASSETS.........................         2,346,144          33,965,623
NET ASSETS:
Beginning of the Period..............................       276,869,900         242,904,277
                                                           ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $317,894 and
  $(7,423), respectively)............................      $279,216,044        $276,869,900
                                                           ============        ============

                                       Year Ended          Year Ended
*Distributions by Class             December 31, 1996   December 31, 1995
-------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
Class A Shares.....................      $(11,821,553)       $(12,063,809)
Class B Shares.....................        (2,128,485)         (2,062,857)
Class C Shares.....................          (151,397)           (140,285)
Class D Shares.....................                --                 (36)
                                         ------------        ------------
                                         $(14,101,435)       $(14,266,987)
                                         ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                        Year Ended December 31
                                          ---------------------------------------------------
            Class A Shares                 1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................    $17.737    $16.081    $18.062    $16.899    $16.373
                                          -------    -------    -------    -------    -------
Net Investment Income.................       .919       .946       .965      1.027      1.074
Net Realized and Unrealized Gain/Loss
  on Securities.......................      (.263)     1.660     (1.985)     1.164       .525
                                          -------    -------    -------    -------    -------
Total from Investment Operations......       .656      2.606     (1.020)     2.191      1.599
Less Distributions from and in Excess
  of Net Investment Income (Note 1)...       .903       .950       .961      1.028      1.073
                                          -------    -------    -------    -------    -------
Net Asset Value, End of the Period....    $17.490    $17.737    $16.081    $18.062    $16.899
                                          =======    =======    =======    =======    =======
Total Return* (a).....................      3.86%     16.62%     (5.72%)    13.25%     10.09%
Net Assets at End of the Period (In
  millions)...........................     $227.4     $226.7     $203.2     $221.7     $153.8
Ratio of Expenses to Average Net
  Assets*.............................      1.09%      1.00%       .90%       .71%       .72%
Ratio of Net Investment Income to
  Average Net Assets*.................      5.32%      5.57%      5.73%      5.80%      6.41%
Portfolio Turnover....................        57%        28%         8%         1%        10%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets..............................      1.09%      1.14%      1.17%      1.09%      1.17%
Ratio of Net Investment Income to
  Average Net Assets..................      5.31%      5.42%      5.46%      5.41%      5.95%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                             May 1, 1993
                                            Year Ended December 31,       (Commencement of
                                         -----------------------------    Distribution) to
           Class B Shares                 1996       1995       1994      December 31, 1993
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................    $17.731    $16.080    $18.055         $17.460
                                         -------    -------    -------         -------
Net Investment Income................       .788       .819       .841            .586
Net Realized and Unrealized Gain/Loss
  on Securities......................      (.264)     1.659     (1.985)           .603
                                         -------    -------    -------         -------
Total from Investment Operations.....       .524      2.478     (1.144)          1.189
Less Distributions from and in Excess
  of Net Investment Income (Note
  1).................................       .771       .827       .831            .594
                                         -------    -------    -------         -------
Net Asset Value,
  End of the Period..................    $17.484    $17.731    $16.080         $18.055
                                         =======    =======    =======         =======

Total Return* (a)....................      3.07%     15.72%     (6.39%)          6.81%**
Net Assets at End of the Period (In
  millions)..........................      $48.4      $46.8      $37.6         $  27.7
Ratio of Expenses to Average Net
  Assets*............................      1.85%      1.75%      1.64%           1.48%
Ratio of Net Investment Income to
  Average Net Assets*................      4.56%      4.81%      4.98%           4.47%
Portfolio Turnover...................        57%        28%         8%              1%

* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets.............................      1.85%      1.89%      1.90%           1.82%
Ratio of Net Investment Income to
  Average Net Assets.................      4.55%      4.66%      4.71%           4.13%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                      August 13, 1993
                                        Year Ended December 31,      (Commencement of
                                      ----------------------------   Distribution) to
           Class C Shares               1996      1995      1994     December 31, 1993
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................   $17.729   $16.079   $18.045             $17.850
                                       -------    ------    ------              ------
Net Investment Income...............      .788      .812      .850                .325
Net Realized and Unrealized
  Gain/Loss on Securities...........     (.264)    1.665    (1.985)               .208
                                       -------    ------    ------              ------
Total from Investment Operations....      .524     2.477    (1.135)               .533

Less Distributions from and in
  Excess of Net Investment Income
  (Note 1)..........................      .771      .827      .831                .338
                                       -------    ------    ------              ------
Net Asset Value, End of the
  Period............................   $17.482   $17.729   $16.079             $18.045
                                       =======   =======   =======             =======

Total Return* (a)...................     3.08%    15.72%    (6.34%)              2.98%**
Net Assets at End of the Period (In
  millions).........................     $ 3.4   $   3.4   $   2.2             $   2.1
Ratio of Expenses to Average Net
  Assets*...........................     1.85%     1.75%     1.63%               1.54%
Ratio of Net Investment Income to
  Average Net Assets*...............     4.56%     4.76%     4.97%               4.08%
Portfolio Turnover..................       57%       28%        8%                  1%

 * If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets............................     1.85%     1.90%     1.90%               1.89%
Ratio of Net Investment Income to
  Average Net Assets................     4.55%     4.61%     4.70%               3.73%

** Non-Annualized

(a) Total Return is based upon the net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993, and August 13, 1993, respectively. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of December 31, 1996, there were no when issued or delayed delivery purchase commitments.

                               December 31, 1996
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $4,038,110 which expires on December 31, 2003.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $62,020 have been reclassified from accumulated undistributed net investment income to paid in surplus.

    For the year ended December 31, 1996, 99.87% of the income distributions made by the Fund were exempt from federal income taxes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                          % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .600 of 1%
Over $500 million.......................................     .500 of 1%

                               December 31, 1996
--------------------------------------------------------------------------------

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1996, the Fund recognized expenses of approximately $30,900 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $250,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Additionally, for the year ended December 31, 1996, the Fund reimbursed VKAC approximately $62,000 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in certain expense categories resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. During the year, the Adviser reimbursed the Fund for certain trustee's compensation in connection with the July, 1995 increase in the number of trustees of the Fund.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized. At December 31, 1996, paid in surplus aggregated $213,006,053, $48,564,507 and

                               December 31, 1996
--------------------------------------------------------------------------------

$3,402,780 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,590,112   $ 27,397,512
  Class B..........................................       406,876      7,067,219
  Class C..........................................        31,825        546,150
                                                       ----------   -------------
Total Sales........................................     2,028,813   $ 35,010,881
                                                       ==========   =============
Dividend Reinvestment:
  Class A..........................................       402,847   $  6,971,101
  Class B..........................................        72,020      1,245,925
  Class C..........................................         6,228        107,730
                                                       ----------   -------------
Total Dividend Reinvestment........................       481,095   $  8,324,756
                                                       ==========   =============
Repurchases:
  Class A..........................................    (1,768,713)  $(30,558,627)
  Class B..........................................      (349,466)    (6,031,703)
  Class C..........................................       (37,401)      (649,653)
                                                       ----------   -------------
Total Repurchases..................................    (2,155,580)  $(37,239,983)
                                                       ==========   =============

                               December 31, 1996
--------------------------------------------------------------------------------

    At December 31, 1995, paid in surplus aggregated $209,246,584, $46,293,822 and $3,399,300 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,119,488   $ 19,063,890
  Class B..........................................       432,811      7,360,052
  Class C..........................................        64,263      1,090,885
  Class D..........................................           -0-            -0-
                                                       ----------   ------------
Total Sales........................................     1,616,562   $ 27,514,827
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       429,117   $  7,328,175
  Class B..........................................        70,444      1,203,406
  Class C..........................................         5,929        101,400
  Class D..........................................           -0-              3
                                                       ----------   ------------
Total Dividend Reinvestment........................       505,490   $  8,632,984
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,402,145)  $(23,853,016)
  Class B..........................................      (200,582)    (3,410,196)
  Class C..........................................       (13,519)      (235,564)
  Class D..........................................          (112)        (1,930)
                                                       ----------   ------------
Total Repurchases..................................    (1,616,358)  $(27,500,706)
                                                       ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                               December 31, 1996
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
                YEAR OF REDEMPTION                     CLASS B      CLASS C
------------------------------------------------------------------------------
First..............................................       4.00%          1.00%
Second.............................................       3.75%           None
Third..............................................       3.50%           None
Fourth.............................................       2.50%           None
Fifth..............................................       1.50%           None
Sixth..............................................       1.00%           None
Seventh and Thereafter.............................        None           None

    For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $69,800 and CDSC on redeemed shares of approximately $133,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $158,923,000 and $157,502,077, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

                               December 31, 1996
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended December 31, 1996 were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at December 31, 1995................          -0-          -0-
Options Written and Purchased (Net).............          175     (102,585)
Options Expired (Net)...........................         (175)     102,585
                                                         ----     --------
Outstanding at December 31, 1996................          -0-          -0-
                                                         ====     ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, for the year ended December 31, 1996, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1995..........................            0
Futures Opened............................................          875
Futures Closed............................................         (875)
                                                                   ----
Outstanding at December 31, 1996..........................            0
                                                                   ====

C. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these

                               December 31, 1996
--------------------------------------------------------------------------------

securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $370,500.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Pennsylvania Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Pennsylvania Tax Free Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 4, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

         VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 11,687,243 shares voted for the proposal, 257,607 shares voted against and 610,970 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 9,572,107 shares voted for the proposal, 342,659 shares voted against and 626,431 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 11,866,431 shares voted for the proposal, 127,042 shares voted against and 562,346 shares abstained.